Exhibit 10.6

Northrop Grumman Executive Health Plan Matrix

Plan Feature	Benefit
Eligibility	Employee + Spouse & Dependents
Medical Plan	Premium PPO Plan administered by Blue Cross Blue Shield of Illinois
Coverage	100% coverage, for all eligible plan expenses
Annual Deductible	No annual deductible
Co-payment/Co-insurance	No co-payment/No co-insurance
Preventive Care Coverage	$500 annual maximum per covered individual
Prescription Drug Coverage	Covered under Medical Plan
Annual Deductible	No annual deductible
Coverage - retail 30 - day supply	100% coverage, when network pharmacy is utilized
Coverage – mail order 90 – day supply	100% coverage, when network pharmacy is utilized
Vision and Hearing Coverage	$500 vision/ $500 per ear per plan year - per covered individual
Acupuncture and Acupressure	$1,300 acupuncture/$1,300 acupressure – per person, per plan year
Chiropractic Care	20 visits per benefit plan year
Physical Therapy	50 visits per benefit plan year (in and out-of-network combined)
Speech Therapy	50 visits per benefit plan year (in and out-of-network combined)
Occupational Therapy	50 visits per benefit plan year (in and out-of-network combined)
Mental Health Coverage Pre-approval is required for both In-Network and Out-of-Network benefits

In-Network:

In-patient - 100% coverage – Annual benefit maximum: 60 days

Out-patient - 100% coverage – Annual benefit maximum: 60 visits

Out-of-Network

In-patient 100% coverage – Annual benefit maximum: 60 days

Out-patient. 100% coverage - Annual benefit maximum – 60 visits

Mental Health Maximums	Combined Lifetime Limits - included in $2 million per person Medical lifetime maximum
Health Plan Lifetime Maximums	$2,000,000.00 per covered individual, including mental health benefits
Dental Plan	Premium PPO Plan administered by Delta Dental
Annual maximum	$4,000 per person – per benefit plan year
Coverage	100% coverage, for all eligible plan expenses up to annual maximum
Annual Deductible	No annual deductible
Co-payment/Co-insurance	No co-payment/No co-insurance
Life Insurance Coverage	Company-paid life insurance 3x Annual base salary up to a maximum of $2 million
Accidental Death & Dismemberment (AD&D) Coverage	Company-paid accidental death & dismemberment insurance – 6 x Annual base salary up to a maximum of $1 million
Long-Term Disability (LTD)	Company-paid basic LTD benefit of 75% of your monthly base salary, up to a maximum monthly benefit of $25,000

Effective 9/1/2004